McKee Nelson LLP
5 Times Square, 35th Floor
New York, New York 10036
917-777-4325

February 28, 2003

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:

Renaissance Mortgage Acceptance Corp.

Renaissance Home Equity Loan Trust 2003-1

Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Renaissance Mortgage Acceptance Corp. and Renaissance Home Equity Loan Trust 2003-1 we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K, including the exhibits thereto.

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4325.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/ Steve Levitan

Steve Levitan